CONFIRMATION AND VARIATION AGREEMENT

Relating to the Asset Purchase Agreement dated March 20, 2026

This Confirmation and Variation Agreement (this **"Agreement"**) is made and entered into as of June 1, 2026 (the **"Effective Date"**) by and between:

Frame Holdings Ltd, a Cayman Islands exempted company with company registration number 423415 (the **"Seller"**), and **Sean Docherty**, an individual (**"SD"**), on the one hand; and

The Crypto Company, a Nevada corporation (OTCID: CRCW), represented by Ron Levy in his capacity as Chief Executive Officer (**"TCC"**), on the other hand.

The Seller, SD and TCC are each a **"Party"** and together the **"Parties"**. Capitalized terms used but not defined in this Agreement have the meanings given to them in the APA.

Purpose of Agreement

Sean Docherty, as Director of Frame Holdings Ltd, has agreed to grant the 120-day extension of the Funding Deadline and to extinguish the $1.00 Re-acquisition Option. The Parties wish to confirm and record those matters in writing with effect from the Effective Date, and accordingly agree as follows.

Background

(A) The Seller, SD, Frame Intelligence, LLC (the **"Buyer"**) and TCC are parties to an Asset Purchase Agreement dated March 20, 2026 (the **"APA"**), together with its Ancillary Agreements, pursuant to which the Buyer acquired the Frame technology and intellectual property.

(B) Under Section 6.9(c) of the APA, if the Funding Requirement (not less than $2,000,000) is not satisfied by the Funding Deadline (the date 120 days after the Closing Date), the Funding Deadline may be extended by a further 120 days to the **"Extended Funding Deadline"**.

(C) Under Section 9.1 of the APA, if the Funding Requirement is not satisfied by the applicable deadline, the Seller has the right, but not the obligation, to re-acquire 100% of the issued and outstanding Units of the Buyer for a purchase price of $1.00 (the **"$1.00 Re-acquisition Option"**).

Agreed Terms

1. **Grant of Extension.** The Seller hereby grants, and the Parties confirm, the 120-day extension of the Funding Deadline contemplated by Section 6.9(c) of the APA, such that the Funding Deadline is extended to the Extended Funding Deadline (the date 120 days after the original Funding Deadline), with effect from the Effective Date.

2. **Extinguishment of the $1.00 Re-acquisition Option.** The Seller hereby irrevocably waives, releases and extinguishes the $1.00 Re-acquisition Option under Section 9.1 of the APA in its entirety, with effect from the Effective Date. With effect from the Effective Date, the $1.00 Re-acquisition Option shall be of no further force or effect, and neither the Seller nor SD shall have any right to re-acquire the Units of the Buyer thereunder.

3. **Effect on the APA.** Save as expressly varied by this Agreement, the APA and each Ancillary Agreement remain in full force and effect and are otherwise unamended, including without limitation TCC's obligation to satisfy the Funding Requirement by the Extended Funding Deadline. In the event of any conflict between this Agreement and the APA in respect of the matters addressed herein, this Agreement shall prevail.

4. **Authority.** Sean Docherty confirms that he is duly authorized to enter into this Agreement on behalf of Frame Holdings Ltd and, together with SD in his personal capacity, to grant the extension and extinguish the $1.00 Re-acquisition Option; and Ron Levy confirms that he is duly authorized to enter into this Agreement on behalf of TCC.

5. **Counterparts.** This Agreement may be executed in counterparts, including by electronic signature, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

Execution

The Parties have executed this Agreement as of the Effective Date.

For and on behalf of FRAME HOLDINGS LTD

Signature: ______________________________
Name: Sean Docherty
Title: Director
Date: _________________

SEAN DOCHERTY, in his personal capacity

Signature: ______________________________
Date: _________________

For and on behalf of THE CRYPTO COMPANY

Signature: ______________________________
Name: Ron Levy
Title: Chief Executive Officer
Date: _________________